SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Jun. 29, 2018
Accounting Policies [Abstract]
Schedule of Average Warranty Period of Products Sold by Segments
We record estimated standard warranty costs in the period in which the related products are delivered. Factors that affect the estimated cost for warranties include the terms of the contract, the type and complexity of the delivered product, number of installed units, historical experience and management’s assumptions regarding anticipated rates of warranty claims and cost per claim. Our standard warranties start from the shipment, delivery or customer acceptance date and continue as follows:

Segment	Average Warranty Period
Communication Systems	One to five years
Electronic Systems	One to two years
Space and Intelligence Systems	60 days to two years